TEMPORARY EQUITY	9 Months Ended
Jul. 31, 2022
Temporary Equity
TEMPORARY EQUITY

9. TEMPORARY EQUITY

Series D Convertible Preferred Stock Offering

On January 31, 2022, the Company consummated an offering with certain institutional investors for the private placement of 1,000,000 shares of Series D convertible redeemable preferred stock (the “Series D Preferred Stock”). The shares, which have since been redeemed in accordance with their terms as described below, and are thus no longer outstanding as of July 31, 2022, had an aggregate stated value of $5,000,000. Each share of the Series D preferred stock had a purchase price of $4.75, representing an original issue discount of 5% of the stated value. The shares of Series D Preferred Stock were convertible into shares of the Company’s common stock, upon the occurrence of certain events, at a conversion price of $20.00 per share. The conversion, at the option of the stockholder, could occur at any time following the receipt of the stockholders’ approval for a reverse stock split. The Company was permitted to compel conversion of the Series D Preferred Stock after the fulfillment of certain conditions and subject to certain limitations. The Series D Preferred Stock also had a liquidation preference over the shares of common stock, and could be redeemed by the investors, in accordance with certain terms, for a redemption price equal to 105% of the stated value, or in certain circumstances, 110% of the stated value. Total net proceeds from the offering, after deducting the financial advisor’s fees and other estimated offering expenses, were approximately $4.3 million.

Since the Series D preferred stock had a redemption feature at the option of the holder, it was classified as temporary equity. At the January 31, 2022 issuance date, the Series D preferred stock was recorded on the balance sheet at approximately $4,225,000, which is the $4,312,000 net proceeds less the $87,000 value of the bifurcated preferred stock redemption liability (see below).

On April 6, 2022, the holders of all 1,000,000 outstanding shares of the Series D Preferred Stock exercised their right to cause the Company to redeem all of such shares at a price per share equal to 105% of the stated value per share of $5.00, and such shares were redeemed accordingly. The $1,025,000 accretion of the Series D convertible preferred stock to its redemption value was recorded as a reduction in additional paid-in capital (see Note 10).

Preferred Stock Redemption Liability

The Company evaluated the preferred stock redemption feature under ASC 815. Since the preferred stock redemption feature is not considered to be clearly and closely related to the preferred stock host and the redemption feature meets the four characteristics of a derivative under ASC 815, the preferred stock redemption feature is required to be bifurcated from the preferred stock host and valued as a liability. The Company utilized a binomial model to calculate the fair value of the preferred stock redemption feature at issuance.

In measuring the preferred stock redemption liability at April 6, 2021 (redemption date) and January 31, 2022 (issuance date), the Company used the following inputs in its binomial model:

	April 6, 2022	January 31, 2022
Exercise Price	$20.00	$20.00
Stock Price	$9.04	$10.88
Volatility %	96%	105%
Risk Free Rate	1.25%	1.00%

At April 6, 2022 and January 31, 2022, the fair value of the preferred stock redemption liability was approximately $44,000 and $87,000, respectively. On April 6, 2022, the Series D convertible preferred stock was redeemed, and the $44,000 preferred stock redemption liability was reclassified into other paid-in capital (see Note 10). For the three months and nine months ended July 31, 2022, the Company reported income of approximately $0 and $44,000, respectively, due to a change in the fair value of the preferred stock redemption liability.